SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                         0-21820                   93-0822509
(State or other jurisdiction      (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)





                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)


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Item 7.              Financial Statements and Exhibits.

(c) Exhibits.

           Exhibit No.  Description

           99.1         Key Technology, Inc. Press Release, dated April 24, 2003



Item 9.    Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, Key Technology, Inc, ("Key") issued a press release regarding Key's financial results for its second fiscal quarter ended March 31, 2003. The full text of Key's press release, together with the related Statement of Selected Operating Information and Selected Balance Sheet Information, are attached hereto as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KEY TECHNOLOGY, INC.



                                       /s/ PHYLLIS BEST
                                       ----------------
                                       Phyllis Best
                                       Chief Financial Officer

Dated:  April 24, 2003


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                                  EXHIBIT INDEX


    Exhibit No.         Description

            99.1        Key Technology, Inc. Press Release, dated April 24, 2003

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